COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES
NOTE 7:-	COMMITMENTS AND CONTINGENCIES

a.	Lease commitments:

The Company's subsidiaries entered into various non-cancelable operating lease agreements for certain of their offices and facilities, expiring between 2019 and 2023. Minimum lease commitments under non-cancelable operating lease agreements as of December 31, 2018, are as follows:

Year ending December 31,

2019	$1,973
2020	877
2021	593
2022	529
2023	409

$4,381

Rent expenses during the years ended December 31, 2018, 2017 and 2016 were $2,578, $2,599 and $2,568, respectively.

Some of the Company's lease agreements do not include renewal options.

b.	Commitments with respect to space segment services:

The Company provides its customers with space segment capacity services, which are purchased from third parties. Future minimum payments due for space segment services to be rendered subsequent to December 31, 2018, are as follows:

Year ending December 31,

2019	$8,367
2020	6,016
2021	1,587

$15,970

Space segment services expenses during the years ended December 31, 2018, 2017 and 2016 were $12,771, $11,184 and $10,278, respectively.

c.
In 2018 and 2017, the Company's primary material purchase commitments were with inventory suppliers. The Company's material inventory purchase commitments are based on purchase orders, or on outstanding agreements with some of the Company's suppliers of inventory. As of December 31, 2018, and 2017, the Company's major outstanding inventory purchase commitments amounted to $18,418 and $22,309, respectively, all of which were orders placed or commitments made in the ordinary course of its business. As of December 31, 2018 and 2017, $6,939 and $9,235, respectively, of these orders and commitments, were from suppliers which can be considered sole or limited in number. In addition, for the year ended December 31, 2018, the Company recorded a loss for firm non-cancelable and unconditional purchase commitments with contract manufacturers for quantities in excess of the Company's future demands forecast consistent with its valuation of excess and obsolete inventory in the amount of $1,448.

d.	Royalty commitments:

1.
The Company is committed to pay royalties to the Israel Innovation Authority ("IIA"), formerly known as the Office of the Chief Scientist of the Ministry of Economy of the Government of Israel on proceeds from sales of products resulting from the research and development projects in which the IIA participated with royalty bearing grants. In the event that development of a specific product in which the IIA participated is successful, the Company will be obligated to repay the grants through royalty payments at the rate of 3% to 5% based on the sales of the Company, up to 100% of the grants received linked to the dollar. Grants are subject to interest at a rate equal to the 12 month LIBOR rate. The obligation to pay these royalties is contingent upon actual sales of the products and, in the absence of such sales, no payment is required.

As of December 31, 2018, the Company had a contingent liability to pay royalties in the amount of approximately $1,408.

The Company paid royalties in the amount of $20 during the year ended December 31, 2018. The Company did not pay or accrue any amounts for such royalties during the years ended December 31, 2017 and 2016.

2.
Research and development projects undertaken by the Company were partially financed by the Binational Industrial Research and Development Foundation ("BIRD Foundation"). The Company is committed to pay royalties to the BIRD Foundation at a rate of 5% of sales proceeds generating from projects for which the BIRD Foundation provided funding up to 150% of the sum financed by the BIRD Foundation.

The obligation to pay these royalties is contingent on actual sales of the products and in the absence of such sales, no payment is required.

As of December 31, 2018, the Company had a contingent liability to pay royalties in the amount of approximately $253.

The Company did not pay or accrue any amounts for such royalties during the years ended December 31, 2018, 2017 and 2016.

e.	Litigation:

In 2003, the Brazilian tax authority filed a claim against the Company’s inactive subsidiary in Brazil, for the payment of taxes allegedly due from the subsidiary. After numerous hearings and appeals at various appellate levels in Brazil, the Superior Court and the Supreme Court in February and March 2016 ruled against the subsidiary in final non-appealable decisions. The total amount of this claim, including interest, penalties and legal fees is approximately $9,000, of which approximately $1,000 is the principal. The Brazilian tax authorities initiated foreclosure proceedings against the subsidiary and certain of its former managers. Pursuant to the court’s decision, published in March 2016, the foreclosure proceedings against the former managers were cancelled. The tax authorities appealed such decision which appeal was rejected in July 2017. This court ruling is final and is not appealable. Based on Brazilian external counsel’s opinion, the Company believes that the subsidiary has solid arguments to sustain its position that further collection proceedings are barred due to statute of limitation and that the inclusion of any additional co-obligors in the tax foreclosure certificate should be barred due to the applicable statute of limitations and that the foreclosure procedures cannot legally be redirected to any of the Company’s entities and managers who were not cited in the foreclosure certificate. Accordingly, the Company believes that the chances that such redirection will lead to a loss recognition are remote.

In October 2017, the Company was informed that a former subcontractor that was engaged in connection with the project of Gilat Colombia has initiated an arbitration proceeding against the subsidiary for a breach of contract. The amount of the claim is approximately $6,600. In July 2018 the subsidiary filed its response and a counterclaim against the subcontractor. The amount of the counter claim is approximately $7,900 plus interest. The arbitration is currently pending the counter parties’ filing their response. Based on legal advice, the Company believes that it has made adequate accruals relating to this proceeding.

In addition, the Company is in the midst of different stages of audits and disputes with various tax authorities in different parts of the world. Further, the Company is the defendant in various other lawsuits, including employment-related litigation claims and other legal proceedings in the normal course of its business. While the Company intends to defend the aforementioned matters vigorously, it believes that a loss in excess of its accrued liability with respect to these claims is not probable.

f.	Pledges and securities, see Note 11c.

g.	Guarantees:

The Company guarantees its performance to certain customers through bank guarantees, surety bonds from insurance companies and corporate guarantees. Guarantees are often required for the Company's performance during the installation and operational periods. The guarantees typically expire when certain operational milestones are met.

As of December 31, 2018, the aggregate amount of bank guarantees and surety bonds from insurance companies outstanding in order to secure the Company's various obligations was $149,523, including an aggregate of $136,003 on behalf of its subsidiaries in Peru. The Company has $32,451 of restricted cash to secure these guarantees.

In accordance with ASC 460, "Guarantees" ("ASC 460"), as the guarantees above are performance guarantees for the Company's own performance, such guarantees are excluded from the scope of ASC 460. The Company has not recorded any liability for such amounts, since the Company expects that its performance will be acceptable. To date, no guarantees have ever been exercised against the Company.